Exhibit 10.23

FIFTEENTH AMENDMENT TO THE SEMICONDUCTOR LINE OPERATION AGREEMENT

This FIFTHTEENTH AMENDMENT TO THE SEMICONDUCTOR LINE OPERATION AGREEMENT (this “15th Amendment”), is effective as of January 14, 2025 (the “Amendment Effective Date”), and amends the SEMICONDUCTOR LINE OPERATION AGREEMENT dated December 23, 2012, as amended by the fourteen (14) prior amendments, the last of which was dated December 25, 2023, (the “Agreement”), by and between SkyWater Technology Foundry, Inc. (“SkyWater”) and D-Wave Systems Inc. (“D-Wave”), each a “Party” and collectively, the “Parties”. Capitalized terms used but not defined in this 15th Amendment have the meaning ascribed to them under the Agreement.

WHEREAS:

A.SkyWater provides services to D-Wave pursuant to the Agreement; and

B.The Parties now desire to modify the Agreement’s financial terms and pricing.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the Parties agree to amend the Agreement as follows:

1.As of the Amendment Effective Date, the pricing in the tables below applies between the Parties, and all conflicting pricing is deleted from the Agreement.
    Calendar Year 2025

			Engineering Hourly Rate ($USD)	Engineering Tech Hourly Rate ($USD)	Hot Lot Activity Cost Multiple	Hot Hand Carry Lot Activity Cost Multiple
Min Annual Commit	Base Activity Price	RSC Activity Rate ($USD)
$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	[*****]x	[*****]x
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x
$[*****]	$[*****]	[*****]x	$[*****]	$[*****]	[*****]x	[*****]x

Certain identified information has been excluded from the exhibit because it is (i) not material and (ii) the type that the registrant treats as private or confidential. Redacted information is marked with a [*****].

    Calendar Year 2026

			Engineering Hourly Rate ($USD)	Engineering Tech Hourly Rate ($USD)	Hot Lot Activity Cost Multiple	Hot Hand Carry Lot Activity Cost Multiple
Min Annual Commit	Base Activity Price	RSC Activity Rate ($USD)
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x

    Calendar Year 2027

			Engineering Hourly Rate ($USD)	Engineering Tech Hourly Rate ($USD)	Hot Lot Activity Cost Multiple	Hot Hand Carry Lot Activity Cost Multiple
Min Annual Commit	Base Activity Price	RSC Activity Rate ($USD)
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]x	[*****]x

For calendar year 2025, D-Wave’s minimum annual commitment is $[*****]. For each of calendar years 2026 and 2027, D-Wave will issue SkyWater (i) a non-binding forecast by October 1 of the preceding respective calendar year, and (ii) a purchase order to SkyWater by December 1 of the preceding respective calendar year, to represent its minimum annual commitment. D-Wave’s minimum annual commitment determines the pricing for that calendar year. If D-Wave spends in excess of its minimum annual commitment in a given year, it does not receive any incremental pricing discounts.

SkyWater will charge $[*****] per quarter for program management services.

Prices, fees, and costs not set forth in this 15th Amendment shall be invoiced based on SkyWater’s then-current applicable SOP and standard commercial price list.

•CMP change overs will be billed on a per lot basis. The price for each lot will be [*****] activities multiplied by the Base Activity Rate. Activities incurred as part of the CMP change over process will be billed at the Base Activity Rate.
•Reticle Holding Fees only applicable to reticles that have been inactive for at least 6 months.
•If D-Wave requests use of SkyWater’s standard starting material (“SMAT”) in place of non-standard SMAT, D-Wave will be charged at the Base Activity Rate and not the RSC Activity Rate for that wafer.

The pricing set forth above (i) represents a one-time management concession by SkyWater based on D-Wave’s agreement to minimum spend commitments in each of 2025, 2026, and 2027 as described in Section 2 of this 15th Amendment, and (ii) expires December 31, 2027. Beginning January 1, 2028, unless otherwise agreed by the Parties in writing, SkyWater’s standard commercial rates apply.

2.Spend Commitment and Shortfall Payments:

During calendar year 2025, D-Wave shall spend at least $[*****] with SkyWater for services provided during 2025 (the “2025 Spend Commitment”). If by December 31, 2025, D-Wave has not satisfied the 2025 Spend Commitment as set forth in the preceding sentence, SkyWater will invoice, and D-Wave agrees to pay, the difference between the 2025 Spend Commitment and the total fees actually paid by D-Wave to SkyWater for services provided in 2025.

During calendar year 2026, D-Wave shall spend at least $[*****]with SkyWater for services provided during 2026 or such greater amount as it commits to as set forth in Section 1 of this 15th Amendment (the “2026 Spend Commitment”). If by December 31, 2026, D-Wave has not satisfied the 2026 Spend Commitment as set forth in the preceding sentence, SkyWater will invoice, and D-Wave agrees to pay, the difference between the 2026 Spend Commitment and the total fees actually paid by D-Wave to SkyWater for services provided in 2026.

During calendar year 2027, D-Wave shall spend at least $[*****] with SkyWater for services provided during 2027 or such greater amount as it commits to as set forth in Section 1 of this 15th Amendment (the “2027 Spend Commitment”). If by December 31, 2027, D-Wave has not satisfied the 2027 Spend Commitment as set forth in the preceding sentence, SkyWater will invoice, and D-Wave agrees to pay, the difference between the 2027 Spend Commitment and the total fees actually paid by D-Wave to SkyWater for services provided in 2027.

If D-Wave fails to make the shortfall payments described in this Section 2, the pricing set forth in Section 1 of this 15th Amendment immediately terminates and SkyWater’s standard commercial rates apply. Termination of the pricing set forth in Section 1 of this 15th Amendment does not relieve D-Wave of its minimum spend commitments in 2025, 2026, and 2027.

3.“Minimum Batch Size” is replaced throughout the Agreement with “Minimum Lot Size”. For as long as the pricing set forth in Section 1 of this 15th Amendment is effective, the Minimum Lot Size is [*****] ([*****]) wafers. Any Process Lot that is smaller will be charged as if [*****] wafers are in the Process Lot, excluding Engineering Activities and as otherwise set forth in SkyWater SOP.

4.The Parties will work in good faith to replace the Agreement, including all amendments and attachments, with a new agreement (“Replacement Agreement”) to be fully executed by December 31, 2025. The Replacement Agreement will be based on SkyWater’s standard Technology as a Service (TaaS) Agreement and service exhibit forms. If the Replacement Agreement is not fully executed by

December 31, 2025, SkyWater may elect to discontinue offering the pricing set forth in Section 1 of this 15th Amendment, in which case SkyWater’s standard commercial rates will apply.

5.Except as expressly amended herein, all the terms of the Agreement, as previously amended, will remain unchanged and applicable. To the extent that there is any inconsistency between the terms of this 15th Amendment and the Agreement, as previously amended, the terms of this 15th Amendment shall govern.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this 15th Amendment as of the Amendment Effective Date.

SKYWATER TECHNOLOGY FOUNDRY, INC.        D-WAVE SYSTEMS INC.

    /s/ John Sakamoto                    /s/ Alan Baratz
Signature                            Signature

John Sakamoto ___________________            Alan Baratz_______________________
Name (Print)                        Name (Print)

President & COO__________________            CEO_____________________________
Title                            Title

1/22/2025_______________________            1/22/2025________________________
Date                            Date